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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated August 29, 2000, included in this Form 10-K into the Company's previously filed: Form S-8 Registration Statement File No. 33-22485 and Form S-3 Registration Statement File No. 33-22485.


                                                        ARTHUR ANDERSEN LLP


Lancaster, PA
 September 26, 2000